SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     IMATRON
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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    (2) Aggregate number of securities to which transaction applies: N/A

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        pursuant  to Exchange Act  Rule 0-11 (Set forth  the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 2001

TO THE SHAREHOLDERS:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Imatron Inc., a New Jersey corporation (the "Company"), will be held on Friday May 11, 2001, at 10:00 a.m., local time, at Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

2. To approve the increase in the number of shares authorized to be issued pursuant to the 1994 Employee Stock Purchase Plan from 2,300,000 common shares to 2,800,000 common shares.

3. To approve the increase in the number of shares authorized to be issued pursuant to the Stock Bonus Incentive Plan from 2,200,000 common shares to 3,200,000 common shares.

4.     To approve the 2001 Stock Option Plan.

5. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

       Only shareholders of record at the close of business on March 28, 2001 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                           By order of the Board of Directors,


                                           Frank Cahill
                                           SECRETARY

South San Francisco, California
April 16, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                 [IMATRON LOGO]
                           389 OYSTER POINT BOULEVARD
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                 PROXY STATEMENT

GENERAL

       The enclosed proxy is solicited on behalf of the Board of Directors of Imatron Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of shareholders to be held on May 11, 2001 at 10:00 a.m., local time, at which shareholders of record on March 28, 2001 will be entitled to vote. On March 28, 2001, the Company had issued and outstanding 104,890,553 shares of Common Stock. The Annual Meeting will be held at Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California.

VOTING AND REVOCABILITY OF PROXIES

       All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

       For all matters to be voted upon at the annual meeting, each holder of record of Common Stock on the record date will be entitled to one vote for each share held. Holders of Common Stock are not allowed to cumulate their votes in the election of directors. Under New Jersey law, approval of changes under the Company's 1994 Employee Stock Purchase Plan and its Stock Bonus Incentive Plan and approval of its 2001 Stock Option Plan require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by the shareholders entitled to vote. Broker non-votes and shares held by stockholders present in person or by proxy at the meeting but abstaining on a vote will be counted in determining whether a quorum is present at the Annual Meeting, but not counted as votes for or against.

SOLICITATION

       The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

       Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

       The Company intends to mail this proxy statement on or about April 16, 2001.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

       Proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of shareholders must be received by the Company no later than January 7, 2002 in order to be included in the proxy statement and proxy relating to that meeting. Shareholders wanting to present a proposal in person at the 2002 Annual Meeting must give the Company written notice of their proposal no later than February 28, 2002. Proposals and notices should be directed to the attention of the Secretary, Imatron, Inc., 389 Oyster Point Boulevard, South San Francisco, California 94080.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

       Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

       There are eight nominees for the eight Board positions currently established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any director is unable to stand for re-election, the Board may reduce the Board's size or designate a substitute.

       Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. In the event that a nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee named by the Company. The eight candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

       Eight directors will be elected at the Annual Meeting to serve for one year expiring on the date of the annual meeting in 2002. Proxies can be voted for no more than eight nominees. The following table sets forth certain information regarding the Company's directors and nominees.

               NAME         AGE       EXECUTIVE POSITION          DIRECTOR SINCE
               ----         ---       ------------------          --------------
Douglas P. Boyd, Ph.D.      59        Chief Technology Officer;       1983
                                      Chairman of the Board
Allen M. Chozen             58                                        1999
John L. Couch               60        Vice President of R&D           1983
William J. McDaniel, M.D.   58                                        1997
S. Lewis Meyer              56        Chief Executive Officer         1993
Richard K. Myler, M.D.      65                                        1999
Terry Ross                  53                                        1987
Aldo J. Test                77                                        1983
-------------------------

       Dr. Boyd has held several positions with the Company since its inception in 1983 including Chief Executive Officer, President, Chief Technical Officer and Director. Dr. Boyd is currently Chairman of the Board and Chief Technology Officer. He has held various academic positions with UCSF for more than the past five years. Dr. Boyd also serves as a director of InVision Technologies, Inc., a company engaged in the design and manufacture of explosives detection scanners for the baggage, parcel, and freight market, and is a member of the Audit Committee of its board. Additionally, he serves as a director of AccuImage Diagnostics Corp., a medical imaging company based in South San Francisco, and is a member of the Compensation Committee of its board.

       Mr. Chozen has been a director of the Company since September 1999. He has been a partner at Thomas Weisel Partners since March 1999. From January 1998 to December 1998, Mr. Chozen served as a consultant to NationsBanc Montgomery Securities LLC. From July 1995 to December 1997, Mr. Chozen served as a Senior Managing Director and Partner of Montgomery Securities. From 1988 through July 1995, he was a private consultant.

       Dr. Couch has been a director of the Company since its inception in 1983. In May 1987 he became Vice President, Research and Development. He served as Secretary from March 1990 to December 1993.

       Admiral McDaniel, a retired United States Navy Rear Admiral, was elected a director on January 28, 1997. From 1992 to 1995 he was Chief Executive Officer of Naval Medical Center, Portsmouth, Virginia, a 346 bed tertiary training medical center for the Navy. From 1995 to 1997 Admiral McDaniel was the Surgeon General of the U.S. Pacific Command. In such position he was responsible for all U.S. military contingency plans for the Pacific half of the world, including preparing for responses to wartime, natural disasters, and peacetime humanitarian relief efforts. Since 1997, Admiral McDaniel has been a consultant to the Center for Naval Analysis; a consultant to Johns Hopkins Applied Physics Laboratory; on the Board of Advisors of Aliron Inc.; and a member of the U.S. Olympic Committee.

       Mr. Meyer was appointed President and Chief Executive Officer of the Company in June 1993. He served as President through December 1998 and continues to serve as the Chief Executive Officer. From April 1991 until joining the Company he was Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins, Colorado, a manufacturer of clinical MR systems and analytical NMR spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief Executive Officer of American Health Services Corp., (now Insight Health Services) a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Finet.com, Inc. and a member of its Compensation and Audit Committees. Mr. Meyer is Chairman of the Board of Directors of Positron Corporation, Houston, Texas. Until 1998, Mr. Meyer was a member of the Board of Directors of the American Electronics Association (AEA) and until 1999, he was a member of the board of BSD Medical Corporation.

       Dr. Myler has been a director of the Company since September 1999. Since 1982, he has been a clinical professor of medicine at the University of California, San Francisco and the Medical Director of the San Francisco Heart Institute at Seton Medical Center. Since 1994, Dr. Myler has been the Director of Interventional Cardiology at the Heart Institute at Seton Medical Center and the co-director of the Cardiac Catheterization Laboratories at Seton Medical Center. He has been a consulting physician to St. Vincent Hospital.

       Mr. Ross has been a director of the Company since January 1987 and served as its Vice President, Marketing and Sales from October 1985 to December 1987. Mr. Ross served as President of the Company from January 1999 to January 2001. Since January 2001, Mr. Ross has served as a consultant to the Company. From January 1988 through November 24, 1998, Mr. Ross served as President or Chief

Executive Officer of CEMAX-ICON, Inc., a privately held company engaged in the manufacture and sale of medical imaging and networking software.

       Mr. Test has been a director of the Company since its inception in 1983. He is a senior partner of the San Francisco and Palo Alto law firm of Flehr, Hohbach, Test, Albritton & Herbert where he has practiced intellectual property law for more than the past five years.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

       Dr. Douglas Boyd, currently Chairman of the Board and Chief Technology Officer for the Company, also serves as a director of AccuImage Diagnostics Corp. Dr. Boyd and his wife own approximately sixteen percent (16%) of AccuImage. During the year ended December 31, 2001, the Company sold no products to AccuImage and purchased goods and services from AccuImage, primarily workstations and other peripherals, at competitive prices. The Company purchased approximately $1,600,000 of goods and services from AccuImage during 2000. This represented approximately four percent (4%) of goods and services purchased by the Company during that year. Approximately sixty nine percent (69%) of AccuImage's total revenue for its fiscal year ended September 30, 2000 came from goods and services sold to Imatron.

       Aldo Test, a director of the Company, is a member of the law firm of Flehr, Hohbach, Test, Albritton & Herbert, which represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future. The fees paid to the firm did not exceed five percent of the law firm's gross revenues for the 2000 fiscal year.

       S. Lewis Meyer, pursuant to authorization of the Board of Directors, borrowed $336,000 from the Company in June 1998 pursuant to a full-recourse promissory note bearing 5.6% simple interest, with interest payable quarterly beginning July 1, 1998. The purpose of the loan was to enable Mr. Meyer to exercise 600,000 options expiring in June 1998 granted in connection with his employment in June 1993. The loan is secured by the 600,000 shares of common stock he purchased upon exercise of the options plus other personal property. As of December 31, 2000, there was a balance of $112,500 left on the note.

       Terry Ross, pursuant to authorization from the Board of Directors, borrowed $3,000,000 from the Company in June 2000 pursuant to a full-recourse promissory note bearing interest at 50 basis points above the interest rate received by the Company on its invested cash, with 25% of the loan due and payable on September 15, 2000, 25% by December 15, 2000 and 50% by June 15, 2001. The purpose of the loan was to enable Mr. Ross to exercise warrants to purchase 2,991,027 shares of the Company's Common Stock. The loan is secured by 2,991,027 shares of the Company's Common Stock held by the Company. In September of 2000, the $3,000,000 promissory note was amended to provide for the entire $3,000,000 principal to be due with accrued interest in one installment on June 15, 2001 and to increase the interest rate to 7.25% per cent per annum.

BOARD COMMITTEES AND MEETINGS

       During 2000 the Board of Directors held four meetings. During 2000 no Director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the committees upon which such Director served.

       The Board of Directors has a standing Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consists of Mr. Test, Admiral McDaniel and Mr. Chozen, held four meetings during

2000. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is attached to this Proxy Statement as Appendix I. The Audit Committee consists entirely of independent members.

       The Board of Directors has a standing Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's Stock Option Plan, including the grant of options, the Company's Stock Bonus Incentive Plan, and the Company's Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of Mr. Test, Admiral McDaniel and Dr. Myler, held four meetings during 2000.

COMPENSATION OF DIRECTORS

       Aldo Test, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $18,000 during 2000, and may be expected to do so in the future. The law firm of Flehr, Hohbach, Test, Albritton & Herbert, of which Mr. Test is a partner, represents the Company with respect to intellectual property matters and may be expected to continue to do so in the future.

       Admiral McDaniel, a director of the Company, renders consulting services to the Company on a month-to-month basis for which he received compensation of $36,000 during 2000 and may be expected to do so in the future.

       Terry Ross has a consulting contract with the Company from January 1, 2001 through July 1, 2001 under which he is paid $25,000 per month to assist the Company with strategic projects and major sales. The Company may continue this arrangement with Mr. Ross after July 1, 2001.

       NON-EMPLOYEE DIRECTOR COMPENSATION. In connection with their services to the Company, directors who are not employees of the Company have periodically received stock options under a Non-Employee Directors' Stock Option Plan to purchase shares of Common Stock. In 1991, the shareholders approved the 1991 Non-Employee Directors' Stock Option Plan (the "1991 Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. In 1993, the shareholders approved an increase in the number of shares reserved for issuance under the 1991 Plan to 550,000 shares. In February 1998, the Board of Directors amended and restated the 1991 Plan in its entirety to, among other provisions, modify the vesting schedule contained in the prior plan and to increase the number of shares reserved for issuance thereunder to 1,000,000. The shareholders approved the 1998 Amended and Restated Non-Employee Directors' Stock Option Plan at the 1998 Annual Meeting (the "Directors' Plan"). At the 1999 Annual Meeting, the shareholders voted to approve an increase in the Directors' Plan's authorized shares from 1,000,000 to 1,500,000 shares.

       The Directors' Plan provides for the automatic grant of nonqualified options to non-employee directors. The Board believes that the success of the Company is affected by the ability of the Company to attract and retain as members of its Board of Directors knowledgeable persons of broad business or professional experience who have no employment relationship with the Company. The Directors' Plan was adopted to enhance the ability of the Company to attract and retain qualified non-employee directors, by providing eligible directors with a proprietary interest in the Company through the grant of stock options. The exercise price of the options is 85% of the fair market value of the Common Stock on the date of grant as quoted on the NASDAQ National Market System. Typically, the options granted to directors under the Directors' Plan vest pursuant to one of two schedules: immediately; or 25% per year starting with the first anniversary of the date of grant. Options granted under the Directors' Plan have a term of ten years, and each option terminates prior to the expiration date if the optionee's service as a non-employee director terminates, or if the optionee's service continues thereafter as an employee, when that service terminates.

       The Directors' Plan is administered by the Board of Directors, which may suspend or terminate the Directors' Plan at any time. If no such termination occurs, the Directors' Plan will terminate at the end of the year 2008.

       Options may be granted only to directors of the Company who are not employees of the Company or any affiliate of the Company. The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock of the Company to non-employee directors. Each person elected for the first time to be a non-employee director automatically receives an option to purchase 40,000 shares of the Company's Common Stock. The Directors' Plan also provides that every non-employee director is to receive an option to purchase 40,000 shares on January 1st of each year if such director served continuously as such for the thirty days preceding that date.

       Under the Directors' Plan, Messrs. Myler, Chozen, Test, and Admiral McDaniel each received 40,000 shares on January 1, 2000 at an option price of $2.14 per share. In addition, directors who are not officers of the Company are eligible for reimbursement in accordance with Company policy for their expenses but not fees in connection with attending meetings of the Board of Directors and any committees thereof.

       EMPLOYEE DIRECTOR COMPENSATION. Employees who serve (or served in 2000) as directors of the Company (Dr. Boyd and Messrs. Meyer, Couch and Ross) receive no additional compensation for such service. Dr. Boyd and Mr. Meyer are also Named Executive Officers of the Company. The compensation for Dr. Boyd and Mr. Meyer is reflected in the Summary Compensation Table contained elsewhere in this statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of March 28, 2001 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director;
(iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS(a)

                   NAME AND ADDRESS OF       AMOUNT OF DIRECT         PERCENT
TITLE OF CLASS      BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     OF CLASS (b)
--------------    ---------------------    --------------------     ------------
Common            Marukin Corporation(c)        5,471,617               5.2%
Common            Terry Ross (d)                7,598,740(e)            7.2%

----------
(a) Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(b) Calculation based on 104,890,553 shares of Common Stock outstanding as of March 28, 2001.

(c) Marukin Corporation, 6, Rokuban-Cho Chiyoda-Ku, Tokyo 10.

(d) 389 Oyster Point Boulevard, So. San Francisco, California 94080.

(e) Includes 6,842,490 shares owned directly, 196,250 shares issuable upon the exercise of stock option, which may be acquired within 60 days from March 28, 2001, and 560,000 shares issuable upon the exercise of warrants, which may be acquired within 60 days from March 28, 2001.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

       The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                               AMOUNT AND NATURE
 TITLE               NAME OF                     OF BENEFICIAL        PERCENT OF
OF CLASS        BENEFICIAL OWNER                OWNERSHIP(A)(B)        CLASS(C)
--------      -------------------------        -----------------      ----------

 Common       Douglas P. Boyd, Ph.D               1,983,322(d)           1.9%
 Common       Frank Cahill                          208,333(e)              *
 Common       Allen M. Chozen                       120,000(e)              *
 Common       John L. Couch                         106,250(f)              *
 Common       William J. McDaniel, M.D.             175,000(g)              *
 Common       S. Lewis Meyer                        694,006(h)              *
 Common       Richard K. Myler, M.D.                160,000(i)              *
 Common       Terry Ross                          7,598,740(j)           7.2%
 Common       Aldo J. Test                          243,875(k)              *
 Common       All Directors and Executive
              Officers as a Group                11,289,526             10.8%

----------

*   Does not exceed 1% of the referenced class of securities.

(a)  Ownership is direct unless indicated otherwise.

(b) Includes shares beneficially owned which may be acquired within 60 days from March 28, 2001.

(c) Calculation based on 104,890,553 shares of Common Stock outstanding as of March 28, 2001.

(d) Includes 1,936,442 shares owned directly and 46,880 shares issuable upon the exercise of stock options.

(e) All shares are issuable upon the exercise of stock options.

(f) Includes 27,000 shares owned directly and 79,250 shares issuable upon the exercise of stock options.

(g) Includes 20,000 shares owned directly and 155,000 shares issuable upon the exercise of stock options.

(h) Includes 231,506 shares owned directly and 462,500 shares issuable upon the exercise of stock options.

(i) Includes 40,000 shares owned directly and 120,000 shares issuable upon the exercise of stock options.

(j) Includes 6,842,490 shares owned directly, 196,250 shares issuable upon the exercise of stock options, and 560,000 shares issuable upon the exercise of warrants.

(k) Includes 70,125 shares owned directly and 173,750 shares issuable upon the exercise of stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

       The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 2000 (collectively referred to as the "Named Executive Officers"). Compensation data is shown for the fiscal years ended December 31, 2000, 1999 and 1998. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM
                                                        ANNUAL              COMPENSATION
                                                     COMPENSATION               AWARDS
                                               -----------------------      ------------
           Name and                                                            STOCK              All Other
      Principal Position          Year         Salary(a)        Bonus         Options(#)       Compensation(d)
      ------------------          ----         ------         --------       -----------       ---------------
Douglas P. Boyd                   2000         $209,300             --            --                $5,267
  Chairman of the Board           1999         $182,000             --            --                $4,750
                                  1998         $182,000             --         75,008(b)            $4,750

S. Lewis Meyer                    2000         $295,220        $75,000             --               $5,260
  Chief Executive Officer         1999         $234,000             --        960,000(c)            $4,750
                                  1998         $234,000             --        100,000(b)            $4,750

Terry Ross(e)                     2000         $205,763       $281,587             --                   --
  President                       1999         $200,000       $167,135        300,000                   --
                                  1998               --             --             --                   --

Frank Cahill(f)                   2000         $155,000        $45,000        250,000                   --
Chief Financial Officer           1999               --             --             --                   --
                                  1998               --             --             --                   --

-------------------------------

(a) Amounts shown include cash and non-cash compensation earned with respect to the year listed.

(b) Represents the number of options granted by the Board of Directors on February 24, 1998 at 100% of the closing price of a share of Company stock on that date, and subsequently repriced and regranted on October 23, 1998.

(c) Represents the number of options granted by the Board of Directors on December 10, 1999 at 100% of the closing price of a share of Company stock on that date.

(d) Represents the Company's matching contributions to its 401(k) plan.

(e) Mr. Ross was appointed President on January 1, 1999. Pursuant to Mr. Ross' employment agreement, he received an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product sales revenue paid quarterly. Mr. Ross retired as President on January 1, 2001.

(f) Mr. Cahill was appointed Chief Financial Officer on January 1, 2000. Pursuant to Mr. Cahill's employment, he receives an annual base salary of $155,000 and options to purchase 250,000 shares of Imatron common stock at $2.19 per share.


INCENTIVE AND REMUNERATION PLANS

       STOCK BONUS INCENTIVE PLAN. In 1988, the shareholders of the Company approved the adoption of a Stock Bonus Incentive Plan ("Stock Bonus Plan"). The Stock Bonus Plan was adopted to reward participants for past services and to encourage them to remain in the Company's service. The Stock Bonus Plan was amended and restated by the Board in 1996 and is administered by the Compensation Committee of the Board of Directors, which presently consists of Mr. Test, Dr. Myler and Admiral McDaniel. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Stock Bonus Plan; and all other actions the Committee deems necessary or advisable to administer the Stock Bonus Plan.

       The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 2,200,000 shares, with no more than 650,000 shares available for issuance in any single calendar year. This number of shares available for issuance under the Stock Bonus Plan will increase to 3,200,000 shares if approved by the shareholders. (SEE PROPOSAL THREE OF THIS STATEMENT.)

       In addition, the Compensation Committee has authorized additional bonus opportunities for participants based on the participant achieving specific corporate objectives. The bonus opportunity for each participant is expressed as a percentage of base salary, with a maximum bonus opportunity of 40% of base salary. The number of shares of Common Stock to be issued is determined by dividing the bonus award by the market price for the Common Stock on the issuance date.

       No participant is eligible to receive a bonus award unless such participant is either employed by the Company or providing consulting services to the Company on the last day of the calendar year to which the bonus relates. During the 2000 fiscal year, 240,515 shares were granted to all employees under the Stock Bonus Plan of which no shares were granted to any Named Executive Officer.

STOCK PARTICIPATION AND OPTION PLANS

       1994 EMPLOYEE STOCK PURCHASE PLAN. In 1993 the directors approved the adoption of the 1994 Employee Stock Purchase Plan ("Stock Purchase Plan"). The Stock Purchase Plan was approved by the shareholders at the 1994 Annual Meeting and became effective January 1, 1994. All employees, including Named Executive Officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Stock Purchase Plan replaced the Company's 1984 Employee Stock Participation Plan which expired January 17, 1994. The Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended, but it is not subject to the provisions of ERISA.

       The purposes of the Stock Purchase Plan are to induce persons of outstanding ability and potential to join and remain with the Company, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company by enabling such person to acquire proprietary interests in the Company, and to attract and retain key personnel by providing employees the opportunity to purchase shares of the Company's common stock. The maximum aggregate number of shares to be offered under the Stock Purchase Plan is 2,300,000 shares of the Company's Common Stock. This number of shares available for issuance under the Stock Bonus Plan will increase to 2,800,000 shares if approved by the shareholders. (SEE PROPOSAL TWO OF THIS STATEMENT.) In fiscal year 2000, 228,245 shares of the Company's Common Stock were issued under the Stock Purchase Plan.

       All employees who are regular employees of the Company, and who are customarily employed for at least 20 hours per week are eligible to participate in the Stock Purchase Plan. The first Offering Period began January 1, 1994 and ran through March 31, 1996. The second Offering Period began April 1, 1996 and ran through June 30, 1998. The third Offering Period began July 1, 1998 and ran through September 30, 2000. The fourth Offering Period began October 1, 2000 and runs through December 31, 2002. Each Interim Offering Period is a calendar quarter. As of March 28, 2001, a total of 248 employees met the eligibility requirements under the Stock Purchase Plan.

       Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Stock Purchase Plan at the beginning of the

Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Stock Purchase Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

       Administration of the Stock Purchase Plan is by the Company's Board, or Compensation Committee by delegation. The Compensation Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Compensation Committee has the powers of the Board pursuant to the Stock Purchase Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Stock Purchase Plan, all subject to the provisions of the Stock Purchase Plan. Members of the Compensation Committee receive no compensation for their services in connection with the administration of the Stock Purchase Plan.

       The price for the shares purchased pursuant to the Stock Purchase Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

       To participate in the Stock Purchase Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Stock Purchase Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

       The Board reserves the right to amend or discontinue the Stock Purchase Plan, provided that no participant's existing rights are adversely affected, and provided further that without shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Stock Purchase Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Stock Purchase Plan, or materially increasing the benefits accruing to participants under the Stock Purchase Plan; (3) extending the term of the Stock Purchase Plan; or (4) otherwise modifying the Stock Purchase Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

       1993 STOCK OPTION PLAN. The Company's 1993 Stock Option Plan, which was approved by the Shareholders at the 1993 Annual Meeting (the "1993 Option Plan"), is intended to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company by enabling them to acquire proprietary interests in the Company. The 1993 Option Plan succeeded the 1983 Stock Option Plan which expired in 1993. The 1993 Option Plan covers an aggregate of 11,500,000 shares of Common Stock. As of March 28, 2001, options to purchase 10,484,435 shares of common stock had been granted since the Company instituted the 1993 Option Plan.

       The 1993 Option Plan provides for the granting of two types of options:
"incentive stock options" and "nonstatutory stock options." The incentive stock options (but not the nonstatutory stock options) are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of

1986, as amended. The 1993 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code nor is it subject to the provisions of ERISA.

       Options may be granted under the 1993 Option Plan to all full-time regular employees including officers, directors (if employees) and consultants of the Company; provided, however, that incentive stock options may not be granted to any non-employee director or consultant. As of March 28, 2001 approximately 250 employees were eligible to participate in the 1993 Option Plan.

       The Compensation Committee of the Board of Directors administers the 1993 Option Plan. The Compensation Committee has the power, subject to the provisions of the 1993 Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

       The maximum term of each option under the 1993 Option Plan is ten years. Incentive Stock Options (ISO) granted under the 1993 Option Plan generally vest in sixteenths, one-sixteenth each quarter of a year over a four year period following the date of grant. Non-Statutory Options (NSO) granted under the 1993 Option Plan generally vest annually over a four-year period following the date of grant.

       The exercise price of all nonstatutory stock options granted under the 1993 Option Plan must be at least equal to 85% of the fair market value of the underlying stock on the date of grant. The exercise price of all incentive stock options granted under the 1993 Option Plan must be at least equal to the fair market value of the underlying stock on the date of grant.

       2001 STOCK OPTION PLAN. The Board of Directors approved and adopted the 2001 Stock Option Plan (the "2001 Option Plan") and it remains subject to shareholder approval. (SEE PROPOSAL FOUR OF THIS STATEMENT.) The 2001 Option Plan is described in proposal four of this statement and is attached as Appendix II.

OPTION GRANTS IN LAST FISCAL YEAR

       The following table sets forth the options granted during the last fiscal year to each of the Named Executive Officers of the Company:

                                  Option Grants In Last Fiscal Year
--------------------------------------------------------------------------------------------------------------------
                                                                               Potential Realizable Value at Assumed
                                                                                    Annual Rates of Stock Price
                                        Individual Grants                          Appreciation For Option Term(b)
                     -------------------------------------------------------   -------------------------------------

                      Number Of
                     Securities       % Of Total     Exercise
                     Underlying       Granted To      Or Base
                       Options       Employees In      Price      Expiration
    Name             Granted (#)    Fiscal Year(a)   ($)/Share       Date                5%                10%
    ----             -----------    --------------   ---------    ----------          --------          ----------
Frank Cahill(c)        250,000           8.3%          $2.19       1/1/10             $891,820          $1,420,074

(a) Based on 3,011,200 options granted to all employees in fiscal year 2000.

(b) Pursuant to the rules of the Securities and Exchange Commission, the dollar amounts set forth in these columns are the result of calculations based on the set rates of 5% and 10%, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(c) Pursuant to Mr. Cahill's employment agreement, dated January 1, 2000, 200,000 vest quarterly over 12 months of employment, and 50,000 vest quarterly during Mr. Cahill's second year of employment.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

       The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

              AGGREGATED OPTIONS EXERCISED AND OPTION VALUES IN FISCAL YEAR 2000
              ------------------------------------------------------------------

                                                   Number Of Securities        Value Of Unexercised In
                                                  Underlying Unexercised        The Money Options At
                                                  Options At Year-End (#)           Year-End ($)
                                                 -------------------------    -------------------------
               Shares Acquired       Value
   Name        On Exercise (#)    Realized ($)   Exercisable/Unexercisable    Exercisable/Unexercisable
   ----        ---------------    ------------   -------------------------    -------------------------
Terry Ross         162,500           $12,125            156,250/6,250                $171,875/$--


COMPENSATION COMMITTEE REPORT

       This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Imatron's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

       Imatron's executive compensation program is designed to motivate, reward and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

                      COMPENSATION PHILOSOPHY AND OBJECTIVE

       The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers and the Chief Executive Officer, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties that sometimes arise.

         The Committee believes that compensation of Imatron's key executives should:



       o  Link rewards to business results and stockholder returns;

       o Encourage creation of stockholder value and achievement of strategic objectives;

       o Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;

       o Attract and retain, on a long-term basis, highly qualified executive personnel; and

       o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

       Imatron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Imatron stock, both in absolute and relative terms.

BASE SALARY

       A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

SHORT-TERM INCENTIVES

       Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

       CASH BONUS PROGRAM. From time to time, the Committee adopts an Executive Officer Cash Bonus Program, pursuant to which executive officers are eligible to receive a bonus from a pool consisting of a set percentage of net profits from that particular fiscal year. The Committee allocates to each executive officer a percentage of the bonus pool. For the year 2000 the Committee did adopt a Cash Bonus Program. The cash bonus awards for the year 2000 are listed in the Summary Compensation Table.

       STOCK BONUS INCENTIVE PLAN. In 1988 the shareholders approved the adoption of the Stock Bonus Incentive Plan, which was subsequently updated and amended in 1996, 1999 and 2000. Under the terms of the Stock Bonus Plan, the Committee may award shares of the Company's Common Stock to employees, including executive officers. In 2000, no stock bonus awards were made to any executive officer.

LONG-TERM INCENTIVES

       Long-term incentive awards provided by shareholder-approved compensation programs are designed to develop and maintain strong management through share ownership and incentive awards. During 2000, the Compensation Committee awarded 250,000 options to the Chief Financial Officer, as set forth on the above chart.

       1993 STOCK OPTION PLAN. In 1994, the shareholders approved the adoption of the 1993 Stock Option Plan (the "1993 Option Plan" which replaced the 1983 Stock Option Plan). In 1995, the directors and shareholders approved an increase in the number of shares reserved under the 1993 Option Plan from 3,000,000 shares to 5,500,000 shares, which number was increased to 11,500,000 shares at the 1999 Annual Meeting. At the sole discretion of the Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the 1993 Option Plan. The value of the options depends entirely on appreciation of Imatron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

       2001 STOCK OPTION PLAN. The Company's Board of Directors approved and adopted the 2001 Stock Option Plan and it remains subject to shareholder approval. (SEE PROPOSAL FOUR OF THIS STATEMENT.)

       EMPLOYEE STOCK PURCHASE PLAN. In 1994 the directors and shareholders approved the adoption of the 1994 Employee Stock Purchase Plan. All employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares. The Plan became effective January 1, 1994.

2000 COMPENSATION.

       Total revenue, net product revenue, scanner shipments and total assets for the year ended December 31, 2000 increased from the prior fiscal year, but HeartScan Imaging, Inc., the Company's majority-owned subsidiary, sustained losses, albeit substantially less than those sustained during the prior fiscal year. Nevertheless, compensation levels during 2000 were principally driven by a highly competitive market in San Francisco and Silicon Valley, particularly for personnel with engineering and technical training. As a consequence, compensation for such personnel increased approximately 5% to 7%.

                    2000 CHIEF EXECUTIVE OFFICER COMPENSATION

       Effective January 1, 1997, Mr. Meyer's base salary was increased from $205,000 to $215,250. Effective January 1, 1998, it was increased to $228,000. Due to the moratorium on salary increases for executive officers, Mr. Meyer did not receive a salary adjustment in 1999. Effective January 1, 2000, Mr. Meyer's base annual salary increased to $290,000. All of these adjustments reflect modest cost of living increases. The Compensation Committee believes that the base salary and other terms and conditions of his employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

Members of the Compensation Committee:

William J. McDaniel, M.D.
Aldo J. Test
Richard K. Myler, M.D.

SHARE INVESTMENT PERFORMANCE

       The following graph compares the total return performance of the Company for the periods indicated with the performance of the NASDAQ Index (presented on a dividends reinvested basis) and the performance of the JP Morgan H&Q Technology Index (formerly known as the Chase H&Q Technology Index). The Company's shares are traded on the NASDAQ National Market System under the symbol "IMAT". The JP Morgan H&Q Technology Index is comprised of the publicly traded stocks of approximately 300 technology companies and includes companies in the electronics, medical and related technology industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

PERFORMANCE GRAPH

Comparison of 5 year cumulative total return. Based on $100 invested on December 31, 1995 in stock or index, including reinvestment of dividends. Prices are as of the December 31 fiscal year end.




YEAR                          1995     1996     1997     1998     1999     2000
----                         ------   ------   ------   ------   ------   ------
Imatron Inc.                 100.00   165.63   115.63    68.75   125.00    68.75
NASDAQ Stock Market          100.00   123.04   150.69   212.51   394.92   237.62
JP Morgan H&Q                100.00   124.29   145.71   226.64   506.17   327.22
   Technology Index

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

       S. Lewis Meyer became President and Chief Executive Officer of the Company in June 1993. In connection with such employment, the Company entered into an Executive Employment Agreement with Mr. Meyer providing for an initial term ending December 31, 1994 and continuing for rolling six month periods thereafter (filed as an Exhibit to Annual Report on Form 10-K for 1993). Pursuant to the agreement, in the event of his termination, Mr. Meyer is entitled to receive six months of compensation at the annual salary rate then in effect.

       Terry Ross became President of the Company on January 1, 1999. The Company entered into a two-year employment agreement with Mr. Ross dated January 5, 1999, which provided for an annual base salary of $200,000 and an annual commission in the amount of 0.5% of product and upgrade sales revenue paid monthly. Pursuant to the Agreement, Mr. Ross received (i) a warrant to purchase 200,000 shares of Common Stock at an exercise price of $1.375 per share, 100,000 shares of which vest on the date 6 months after commencement of employment, with the remaining 100,000 shares vesting on the date 12 months after employment commences; and (ii) an option to purchase 300,000 shares of Common Stock at an exercise price of $1.13 per share, 125,000 shares of which vest quarterly over the first 12 months of employment, 125,000 shares of which vest quarterly over the second 12 months of employment, and 50,000 shares of which vest quarterly in the event Mr. Ross served for a third 12 months of employment. Mr. Ross retired as President on January 1, 2001. Accordingly, 50,000 shares of his option will not vest.

REPORT ON REPRICING OF OPTIONS/SARS

       Effective February 24, 1998, the Compensation Committee of the Board of Directors repriced all options previously granted to employees pursuant to the Company's 1993 Stock Option Plan to the lesser of the actual grant price or 100% of the closing price of a price of the Company's common stock on that date, which price was subsequently determined to be $2.56. This repricing applied to all employees equally, including Named Executive Officers, to the extent that they held options previously granted under the 1993 Plan. Pursuant to this repricing, the Company repriced 760,597 options previously granted to employees. Named Executive Officers held none of the repriced options.

       Thereafter, effective October 23, 1998, the Board of Directors approved a resolution pursuant to which all optionholders, including Named Executive Officers, were given the option of returning to the Company any outstanding option having an exercise price of greater than $1.50 for cancellation and repricing at $1.50, which was 100% of the closing price of a share of the Company's common stock as of that date. Pursuant to this repricing, the Company cancelled and regranted 1,158,992 options previously granted to employees, of which 100,000, 75,008 and 50,000 respectively were granted to Messrs. Meyer, Boyd and Brooks. Pursuant to the October 23, 1998 repricing option, the vesting schedule with respect to any options cancelled and thereupon regranted for a ten year term at an exercise price of $1.50 began anew with a new original grant date of October 23, 1998.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                      Number Of       Market Price
                                      Securities       Of Stock At    Exercise Price                     Length Of
                                    Under Options        Time Of        At Time Of      New Exercise      Original
      Name                Date         Repriced         Repricing        Repricing       Price ($)      Option Term
      ----              --------    -------------     ------------    --------------    ------------    -----------
Douglas P. Boyd         10/23/98        75,008            $1.50            $2.56           $1.50          2/24/08
S. Lewis Meyer          10/23/98       100,000            $1.50            $2.56           $1.50          2/24/08

       The basis of the regrant to all employees, including to the above Named Executive Officers, was the opinion of the Compensation Committee that this method provided employees with the greatest amount of incentive to increase the value of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that Frank Cahill did not timely file a Form 3 for one transaction.

                                  PROPOSAL TWO
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
            ISSUED PURSUANT TO THE 1994 EMPLOYEE STOCK PURCHASE PLAN

       The following is a summary of the material features of the Company's 1994 Employee Stock Purchase Plan, as amended, including amendments for which shareholder approval is being requested.

PROPOSAL

       On January 19, 2001 the Board of Directors amended the 1994 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares authorized to be issued pursuant to the Stock Purchase Plan from 2,300,000 common shares to 2,800,000 common shares. The remaining provisions of the Stock Purchase Plan remain unchanged. At the annual meeting the shareholders are being requested to consider and approve the increase in the number of shares authorized to be issued pursuant to the Stock Purchase Plan to 2,800,000 common shares. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL TWO

       The essential features of the Stock Purchase Plan, including the amendment for which approval is being sought, are outlined below.

PURPOSE

       The purpose of the Stock Purchase Plan is to provide eligible employees with an opportunity through regular payroll deductions to purchase Common Stock of the Company in order to increase their proprietary interest in the Company.

ELIGIBILITY

       All employees who are regular employees of the Company, whose date of hire is at least six months prior to the beginning of the Offering Period or Interim Offering Period, and who are customarily employed for at least 20 hours per week and more than five months in any calendar year are eligible to participate in the Stock Purchase Plan. The first Offering Period ran from January 1, 1994 through March 31, 1996, the second from April 1, 1996 through June 30, 1998 and the third July 1, 1998 through September 30, 2000. The current Offering Period is from October 1, 2000 through December 31, 2002. Each Interim Offering Period is a calendar quarter.

       Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum of $7,000 of the fair market value of the Common Stock determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Stock Purchase Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Stock Purchase Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

ADMINISTRATION

       Administration of the Stock Purchase Plan is by the Company's Board, or Compensation Committee by delegation. The Compensation Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Compensation Committee has the powers of the Board pursuant to the Stock Purchase Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Stock Purchase Plan, all subject to the provisions of the Stock Purchase Plan. Members of the Compensation Committee receive no compensation for their services in connection with the administration of the Stock Purchase Plan.

PURCHASE PRICE

       The price for the shares purchased pursuant to the Stock Purchase Plan is equal to 85% of the fair market value of the shares on either the Offering Date (or date of entry for new or re-enrolling employees) or the last day of each Interim Offering Period, whichever is less. The funds contributed by the participant earn no interest while they are being held by the Company.

PROCEDURES

       To participate in the Stock Purchase Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Stock Purchase Plan Account by the purchase price of the stock as determined above. Participants receive certificates annually for all shares purchased during that year. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

PLAN AMENDMENT AND TERMINATION

       The Board reserves the right to amend or discontinue the Stock Purchase Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Stock Purchase Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Stock Purchase Plan, or materially increasing the benefits accruing to participants under the Stock Purchase Plan; (3) extending the term of the Stock Purchase Plan; or (4) otherwise modifying the Stock Purchase Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

                                 PROPOSAL THREE
        TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED TO BE
                ISSUED PURSUANT TO THE STOCK BONUS INCENTIVE PLAN

       The following is a summary of the material features of the Stock Bonus Incentive Plan, as amended (the "Stock Bonus Plan"), including amendments for which shareholder approval is being requested.

PROPOSAL

       In May 1987 the Company adopted the Stock Bonus Plan to enable the Company to award stock bonuses to select employees as a reward for past services and to encourage them to remain with the Company. The shareholders approved the Stock Bonus Plan in 1988. In October 1996 the Company amended and restated the Stock Bonus Plan, deregistered all unsold shares of common stock issuable under the Stock Bonus Plan and filed a new registration statement as to such unsold shares. In 1999, the Stock Bonus Plan was amended to increase the number of shares of Common Stock authorized to be issued pursuant to the Stock Bonus Plan from 1,200,000 to 2,200,000. In 2000, the Stock Bonus Plan was amended to increase the number of shares of Common Stock available for issuance in any single calendar year pursuant to the Stock Bonus Plan from 400,000 to 650,000. On January 19, 2001, the Board amended the Stock Bonus Plan to increase the number of shares of Common Stock authorized to be issued pursuant to the Stock Bonus Plan from 2,200,000 to 3,200,000. The remaining provisions of the Stock Bonus Plan remain unchanged from the 1996 amendments. The shareholders are requested at the annual meeting to consider and approve the increase in the number of common shares authorized to be issued pursuant to the Stock Bonus Plan to 3,200,000. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                 MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL THREE

PURPOSE

       The purpose of the Stock Bonus Plan is to enable the Company to reward past services of selected employees with bonuses consisting of Common Stock and to encourage them to remain in the Company's service, as well as to provide the Company with a valuable tool for recruitment and retention of employees of outstanding ability.

ADMINISTRATION

       The Stock Bonus Plan is administered by the Compensation Committee of the Board of Directors, which determines the meaning and application of the Stock Bonus Plan's provisions, selects employees, including officers, and consultants who participate; determines each participant's stock bonus award; waives or changes any of the Stock Bonus Plan's conditions; adopts or amends rules and guidelines relating to the Stock Bonus Plan; and takes other actions deemed necessary to administer the Stock Bonus Plan.

ELIGIBILITY

       Any consultant or employee currently providing services is eligible to receive a bonus. The Committee selects participants whom it believes are in a position to contribute materially to the attainment of the Company's goals and objectives. Actual awards are made to reward participants for helping the Company meet annual business plan goals through a high level of goal oriented performance which exceeds that normally expected for which the participant is regularly paid a salary.

BONUS AWARDS

       Participants are eligible to receive up to a maximum bonus of 40% of the participant's salary. The Committee determines any participant's actual stock bonus award (if any). Participants receiving stock valued at less than $3,000 are issued stock as soon as practicable following the award. Bonuses of stock valued at greater than that amount are issued within 60 days thereafter. Distributions of bonus shares are made from authorized but unissued shares. Participants must be currently employed or providing consulting service to the Company at the time of the bonus award.

SHARES SUBJECT TO THE PLAN

       The total number of shares of the Company's common stock which may be issued under the Stock Bonus Plan may not exceed 3,200,000 shares (assuming the shareholders approve this proposal three), subject to stock split, recapitalization or similar change in corporate structure. In no event may the Company make more than 650,000 shares per year available for issuance pursuant to bonus awards in any fiscal year.

                                  PROPOSAL FOUR
                     APPROVAL OF THE 2001 STOCK OPTION PLAN

       On January 19, 2001, the Board of Directors adopted, subject to shareholder approval, the Company's 2001 Stock Option Plan (the "2001 Option Plan") to be effective as of January 19, 2001. 5,000,000 shares of Common Stock are reserved for issuance under the 2001 Option Plan. The Board has full discretion to determine the number of options to be granted to employees under the 2001 Option Plan, subject to an annual limitation on the total number of options that may be granted to any employee. Prior to the Annual Meeting, the Company will not grant any options under the 2001 Option Plan. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval.

                          MANAGEMENT RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL FOUR

                         SUMMARY OF THE 2001 OPTION PLAN

GENERAL

       The 2001 Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 2001 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 2001 Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

       The purpose of the 2001 Option Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract and retain persons eligible to receive options under the 2001 Option Plan and by motivating such persons to contribute to the growth and profitability of the Company.

ADMINISTRATION

       The 2001 Option Plan is administered by the Board of Directors and its designees. The Board has the power to construe and interpret the 2001 Option Plan and, subject to the provisions of the 2001 Option Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration to be paid upon exercise of an option, and other terms of the option. The Board of Directors is authorized to delegate administration of the 2001 Option Plan to a committee of outside directors. The Board has delegated administration of the 2001 Option Plan to the Compensation Committee of the Board. As used herein with respect to the 2001 Option Plan, the "Board" refers to the Compensation Committee, as well as to the Board of Directors itself.

STOCK SUBJECT TO THE 2001 OPTION PLAN

       5,000,000 shares of Common Stock are reserved for issuance under the 2001 Option Plan. If options granted under the 2001 Option Plan expire, are cancelled or otherwise terminate without being exercised, the shares of Common Stock subject to such expired, cancelled or terminated options will then be available for grant under the 2001 Option Plan.

ELIGIBILITY

       Nonstatutory stock options may be granted only to employees, directors and consultants of the Company, or certain related entities or designated affiliates. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. Any person who is not an employee on the effective date of grant will be granted only a nonstatutory stock option. As of March 28, 2001, approximately 250 persons would have been eligible to receive grants under the 2001 Option Plan.

       No incentive stock options may be granted under the 2001 Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options granted under the 2001 Option Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000.

TERMS OF OPTIONS

       The following is a description of the permissible terms of options under the 2001 Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

       EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 2001 Option Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than the fair market value of the stock subject to the option on the date of the option grant. At March 28, 2001, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $1.562 per share. The exercise price of options granted under the 2001 Option Plan must be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership of shares of Common Stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) pursuant to Regulation T ("cashless exercise"), (iv) for optionees who are employees, in the Company's sole and absolute discretion, by delivery of a promissory note, (v) in any other form of legal consideration acceptable to the Board, or (vi) any combination of the above.

       OPTION REPRICING. In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. The Company has provided that opportunity to employees in the past only twice, both in 1998.

       OPTION EXERCISE. Options granted under the 2001 Option Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Company anticipates that options granted under the 2001 Option Plan generally will be subject to vesting over a 5-year period, with a specified percentage of each option vesting after a designated waiting period and on a monthly basis thereafter, provided that the optionee's employment by, or service as a director or consultant to the Company or certain related entities or designated affiliates ("service") continues from the date of grant until the applicable vesting date. Shares covered by options granted in the future under the 2001 Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2001 Option Plan may permit exercise prior to vesting, which is commonly referred to as an "early exercise" feature, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares acquired pursuant to such option at their original exercise price in the event that the optionee's service terminates.

       TERM. The maximum term of options under the 2001 Option Plan is ten years, except that in certain cases (see "Eligibility" above) the maximum term is five years. The 2001 Option Plan provides for earlier termination of an option due to the optionee's cessation of service. Options under the 2001 Option Plan generally will terminate 90 days after the optionee's cessation of service. However, in the event the optionee's continuous service terminates due to the optionee's disability, then the option shall continue under its original terms for the period of such disability, and the optionee may exercise any of the vested portion of the option at any time during the period of disability. If the optionee's continuous service terminates due to the death of the optionee or due to the optionee's disability and such termination due to disability is followed by the death of the optionee, then the exercisability and vesting of the option shall be accelerated in full as of the date of death of the optionee, and the option shall be exercisable for a period of 12 months from the date of the optionee's death. If the optionee's continuous service terminates due to retirement (defined as age 60 with ten years of continuous service), then, to the extent vested, the option shall be exercisable for a period of 12 months from the date of the optionee's retirement. If the optionee's continuous service terminates due to a layoff (defined as involuntary termination for any reason other than "Cause" (as defined in the 2001 Option Plan), constructive termination, death or disability), then subject to the optionee's execution of a release of claims, the exercisability and vesting of the option shall be accelerated effective as of the date of termination by 10% of the otherwise unvested portion of the option on such termination date, and the optionee shall have six months from the date of termination to exercise the option, subject to certain conditions as set forth in the 2001 Option Plan. If the optionee's continuous service terminates due to a transfer, at the request of the Company, to an entity in which the Company has an ownership interest and which the Board has designated as a "Non-Control Affiliate," then, subject to the optionee's execution of a release of claims, to the extent vested the option shall be exercisable for a period of 12 months from the date of such transfer. If, following a Change in Control (as defined below) the optionee's continuous service is involuntarily terminated without Cause, or the optionee resigns for "Good Reason" (as defined in the 2001 Option Plan) within 24 months of such a Change in Control, then the exercisability and vesting of the option shall be accelerated effective as of the date of termination, and the optionee may exercise the option for a period of six months from the termination date. In no event, however, may an option be exercised later than the date of the expiration of the option's term as set forth in the optionee's stock option agreement.

       CHANGE IN CONTROL. The 2001 Option Plan defines a "Change in Control" of the Company as any of the following events upon which the shareholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the shareholders in a single or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

RESTRICTIONS ON TRANSFER

       Incentive stock options granted under the 2001 Option Plan may not be transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the person to whom the option is granted only by such person. A nonstatutory stock option is not transferable in any manner other than (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary taking effect upon the death of the optionee, (iii) by delivering written notice to the Company that the optionee will be gifting to certain family members or other specific entities controlled by or for the benefit of such family members, and such other transferees as the Board may approve.

EFFECT OF CERTAIN CORPORATE EVENTS

       In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the 2001 Option Plan and to any outstanding options, in the Section 162(m) grant limit (see "Federal Income Tax Information--Potential Limitation on Company Deductions," below), and in the exercise price per share of any outstanding options. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option be decreased to an amount less than par value of the stock subject to the option.

       If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company's rights and obligations under the outstanding options or substitute substantially equivalent options for such corporation's stock. However, if an outstanding option is not assumed or replaced, the 2001 Option Plan provides that the vesting and exercisability of the option shall be accelerated, effective 10 days prior to the Change in Control. Options that are not assumed, replaced or exercised prior to the Change in Control will terminate. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

       The Board may amend or terminate the 2001 Option Plan at any time. This Plan does not have an expiration date, however, incentive stock options may not be granted under the Plan after January 18, 2011.

       The Board may also amend the 2001 Option Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the 2001 Option Plan; (ii) change the class of persons eligible to receive incentive stock options; or
(iii) modify the 2001 Option Plan in any other way if such modification requires shareholder approval under applicable law, regulation or rule.

FEDERAL INCOME TAX INFORMATION

       INCENTIVE STOCK OPTIONS. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

       NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally does not recognize taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

       POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Code Section 162(m) denies a deduction to the Company for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (a) either (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (ii) the per-employee limitation is approved by the shareholders, (iii) the option is granted by a Compensation Committee comprised solely of "outside directors" (as defined in Section 162(m)) and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (b) the option is granted by a Compensation Committee comprised solely of outside directors and is granted (or exercisable) only upon the achievement (as certified in writing by the Compensation Committee) of an objective performance goal established by the Compensation Committee while the outcome is substantially uncertain and approved by the shareholders.

       For the aforementioned reasons, the Company's 2001 Option Plan provides for an annual per employee limitation as required under Section 162(m) and the Company's Compensation Committee is comprised solely of outside directors. Accordingly, options granted by the Compensation Committee will qualify as performance-based compensation.

       OTHER TAX CONSEQUENCES. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of options granted under the 2001 Option Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2001 Option Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

                                  PROPOSAL FIVE
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

       The Board has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001. KPMG LLP has audited the Company's financial statements since 1997. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.

       The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

AUDIT FEES

       The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Company's annual financial statements for the fiscal year ending December 31, 2000, and its review of the financial statements included in the Company's Forms 10-Q for that fiscal year, were $182,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

       KPMG LLP billed no fees to the Company for financial information systems design and implementation services during the most recent fiscal year.

ALL OTHER FEES

       The aggregate fees billed to the Company for all other services rendered by KPMG LLP for the most recent fiscal year were $20,000. These fees related primarily to tax compliance and advice on accounting and reporting matters.

AUDIT COMMITTEE REPORT

       THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT AS TO INFORMATION CONCERNING THE AUDITORS' ALLOCATION OF TIME AND FEES AND CONSIDERATION OF THEIR IMPACT (IF ANY) ON INDEPENDENCE AND TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

To the Board of Directors
  of Imatron Inc.:                                                April 13, 2001

       Our Committee has reviewed and discussed with management of the Company and KPMG LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 (the "Audited Financial Statements"). In addition, we have discussed with KPMG LLP the matters required by Codification of Statements on Auditing Standards No. 61.

       The Committee also has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

       Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

       The Audit Committee consists of three members, Messrs. Chozen, McDaniel and Test. In 2000, the Committee met four times. The Audit Committee has adopted a charter which is attached to this Proxy Statement as Appendix I. Our securities are quoted on the Nasdaq National Market and are governed by its listing standards. All members of the Audit Committee meet the independence standards under Rule 4200(a)(14) of the Marketplace Rules contained in the National Association of Securities Dealers Manual.

       The Audit Committee of the Board of Directors has considered the effect that provision of the services described under "All Other Fees" may have on the independence of KPMG LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of KPMG LLP as the Company's principal accountants.

       Based on the foregoing review and discussions and a review of the report of KPMG LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

       Members of the Audit Committee: Messrs. Allen M. Chozen, William J. McDaniel and Aldo J. Test.

           MANAGEMENT RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                 APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

                           AVAILABILITY OF 10-K REPORT

       The Company filed its Annual Report on Form 10-K for the year ended December 31, 2000 with the Securities and Exchange Commission on March 28, 2001 and filed an amended Annual Report on Form 10-K/A on March 30, 2001. A copy of the report, including any financial statements and schedules, and a list describing any exhibits not contained therein, may be obtained without charge by any stockholder. The exhibits are available upon payment of charges which approximate the Company's cost of reproduction of the exhibits. Requests for copies of the report should be sent to the Office of the Corporate Secretary at the mailing address of the Company listed on page one of this Proxy Statement.

                                 OTHER BUSINESS

       The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                            By order of the Board of Directors,


                                            Frank Cahill
                                            SECRETARY

April 16, 2001

                                   APPENDIX I





                                  IMATRON INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

















                                   APPENDIX 1

AUDIT COMMITTEE PURPOSE

I. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

              o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

              o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

              o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

I.     AUDIT COMMITTEE COMPOSITION AND MEETINGS

       Audit Committee members shall meet the requirements of the Nasdaq Marketplace Rules. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

       Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

       The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

II.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

       REVIEW PROCEDURES

       Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

                                   APPENDIX I

       Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

       In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

       Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

       INDEPENDENT AUDITORS

       The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

       Approve the fees and other significant compensation to be paid to the independent auditors.

       On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

       Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

       Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

       Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

       Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

       Review the appointment, performance, and replacement of the senior internal audit executive.

       Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

                                   APPENDIX I

       On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

       OTHER AUDIT COMMITTEE RESPONSIBILITIES

       Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

       Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

       Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

       OTHER OPTIONAL CHARTER DISCLOSURES

       Review financial and accounting personnel succession planning within the Company.

       Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.


                                   APPENDIX I

                                   APPENDIX II


                                  IMATRON INC.
                             2001 STOCK OPTION PLAN

1.     ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

       1.1 ESTABLISHMENT. The IMATRON INC. 2001 Stock Option Plan (the "PLAN") is hereby established effective as of January 19, 2001 (the "EFFECTIVE DATE"), subject to the approval by Company shareholders.

       1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons eligible to receive Options under the Plan and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

       1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2.     DEFINITIONS AND CONSTRUCTION.

       2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

              (a) "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities, or (iii) an entity which the Board designates as an Affiliate. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

              (b) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

              (c) A "Change In Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 2.1(u)(iii), the corporation or


                                   APPENDIX II
       other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. The Board shall determine in its discretion whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related. Notwithstanding the preceding sentence, a Change in Control shall not include a Spinoff Transaction.

              (d) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

              (e) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

              (f) "Company" means IMATRON INC., a New Jersey corporation, or any Successor.

              (g) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company.

              (h) "Director" means a member of the Board or of the board of directors of any other Participating Company.

              (i) "Disability" means the Participant has been determined by the long-term disability insurer of the Participating Company Group as eligible for disability benefits under the long-term disability plan of the Participating Company Group or the Participant has been determined eligible for Supplemental Security Income benefits by the Social Security Administration of the United States of America.

              (j) "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither Service as a Director nor payment of a Director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be.

              (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (l) "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

                     (i) If the Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the stock is traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as

                                  APPENDIX II
              reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

                     (ii) In the absence of such markets for the Stock, the Fair Market Value shall be determined in good faith by the Board.

              (m) "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

              (n) "Insider" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

              (o) "Non-Control Affiliate" means any entity in which any Participating Company has an ownership interest and which the Board shall designate as a Non-Control Affiliate.

              (p) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

              (q) "Normal Retirement Age" means the date on which a Participant has attained the age of sixty (60) years and has completed ten years of continuous Service.

              (r) "Officer" means any person designated by the Board as an officer of the Company.

              (s) "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

              (t) "Option Agreement" means an agreement, in such form as the Board may approve, between the Company and a Participant setting forth the terms, conditions and restrictions of an Option granted to the Participant and any shares acquired upon the exercise thereof.

              (u) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all, as determined by the Board in its discretion, of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

              (v) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

              (w) "Participant" means any eligible person who has been granted one or more Options.

              (x) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation or Affiliate.

                                   APPENDIX II

              (y) "Participating Company Group" means, at any point in time, all entities collectively which are then Participating Companies.

              (z) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

              (aa)   "Section 162(m)" means Section 162(m) of the Code.

              (bb) "Securities Act" means the Securities Act of 1933, as amended.

              (cc)   "Service" means

                     (i) a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, only to such extent as may be provided by the Company's leave policy, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other leave of absence approved by the Company. Notwithstanding the foregoing, a leave of absence shall be treated as Service for purposes of vesting only to such extent as may be provided by the Company's leave policy. The Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company; except that if the entity for which Participant performs Service is a Subsidiary Corporation and ceases to be a Participating Company as a result of the distribution of the voting stock of such Subsidiary Corporation to the shareholders of the Company, Service shall not be deemed to have terminated as a result of such distribution. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

                     (ii) Notwithstanding any other provision of this Section, a Participant's Service shall not be deemed to have terminated merely because the Participating Company for which the Participant renders Service ceases to be a member of the Participating Company Group by reason of a Spinoff Transaction, nor shall Service be deemed to have terminated upon resumption of Service from the Spinoff Company to a Participating Company. For all purposes under this Plan, a Participant's Service shall include Service, whether in the capacity of an Employee, Director or a Consultant, for the Spinoff Company provided a Participant was employed by the Participating Company Group immediately prior to the Spinoff Transaction. Notwithstanding the foregoing, if the Company's auditors determine that the provisions or operation of the preceding two sentences would cause the Company to incur a compensation expense and provided further that in the absence of the preceding two sentences no such compensation expense would be incurred, then the two preceding sentences shall be without force or effect, and the vesting and exercisability of each outstanding Option and any shares acquired upon the exercise thereof shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

                                   APPENDIX II

              (dd) "Spinoff Company" means a Participating Company which ceases to be such as a result of a Spinoff Transaction.

              (ee) "Spinoff Transaction" means a transaction in which the voting stock of an entity in the Participating Company Group is distributed to the shareholders of a parent corporation as defined by
       Section 424(e) of the Code, of such entity.

              (ff) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

              (gg) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              (hh) "Successor" means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.

              (ii) "Ten Percent Stockholder" means a person who, at the time an Option is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

       2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.       ADMINISTRATION.

       3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board and its designees.

       3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Board has delegated such authority to the Officer with respect to such matter, right, obligation, determination or election.

       3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the power and authority:

              (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

              (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

              (c) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or


                                   APPENDIX II
       delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Participant's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

              (d)    to approve one or more forms of Option Agreement;

              (e) to amend, modify, extend, cancel (subject to the limitations in Section 11) or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

              (f) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of Service;

              (g) to delegate to any proper Officer the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (ii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board;

              (h) to determine the Fair Market Value of shares of Stock or other property;

              (i) to construe, interpret and apply the provisions of the Plan and Options granted under it, in its discretion; to establish, amend and revoke rules and regulations for its administration; and to take all such actions and make all such decisions as may be necessary or appropriate for the operation and administration of the Plan, including, without limitation, all such decisions and determinations as may be expressly delegated to the Board by the terms of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem, in its discretion, necessary, desirable, appropriate or expedient to make the Plan fully effective.

       3.4    SCOPE OF REVIEW OF BOARD ACTION.

              (a) The Board's action taken pursuant to the authority set forth in Sections 3.3(a) through (g) above, and any action, decision or determination with respect to any matter reserved to the Board in its sole and absolute discretion under the terms of this Plan shall be final, binding, and conclusive on the Participating Company Group, any Participant and any person having an interest in the Plan or any Option granted hereunder.

              (b) Except as otherwise provided in Section 3.4(a), the Board's determination of the construction and interpretation of any provision of the Plan and any actions, decisions or determinations reserved to the Board in its discretion which are made in good faith shall be final, binding and conclusive on the Participating Company Group, any Participant, and any person having an interest in the Plan or any Option granted hereunder.

                                   APPENDIX II

       3.5 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

       3.6 COMMITTEE COMPLYING WITH SECTION 162(M). If the Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

       3.7 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or Officers or Employees of the Participating Company Group, members of the Board and any Officers or Employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same, and to retain complete control over the litigation and/or settlement of such suit, action or proceeding.

       3.8 ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the Commercial Arbitration Rules of the American Arbitration Association in San Francisco, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4.     SHARES SUBJECT TO PLAN.

       4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Five Million (5,000,000). The share reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

       4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in Section 5.3, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject

                                   APPENDIX II
to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 2.1(u) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the Stock subject to the Option.

5.     ELIGIBILITY AND OPTION LIMITATIONS.

       5.1    PERSONS ELIGIBLE FOR OPTIONS.

              (a) Except as otherwise provided in this Section 5.1, Options may be granted only to Employees, Consultants, and Directors. Options are granted in the sole and absolute discretion of the Board and eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

              (b) INCENTIVE STOCK OPTIONS. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-QUALIFYING CORPORATION"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

              (c) CONSULTANT OPTIONS. A Consultant shall not be eligible for the grant of an Option if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ( "FORM S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (E.G., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

       5.2 FAIR MARKET VALUE LIMITATION. To the extent that Options designated as Incentive Stock Options (granted under all stock plans of the ISO-Qualifying Corporation, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

                                   APPENDIX II

       5.3    SECTION 162(M) GRANT LIMIT. Subject to adjustment as provided in
Section 4.2, at any such time as the Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee or prospective Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than Three Million (3,000,000) shares (the "SECTION 162(m) GRANT LIMIT"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

6.     TERMS AND CONDITIONS OF OPTIONS.


       Options shall be evidenced by Option Agreements specifying, among other things, the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement or by communicating with the Company in such other manner as the Company may authorize. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

       6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (A) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (B) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

       6.2    EXERCISABILITY AND TERM OF OPTIONS.

              (a) OPTION EXERCISABILITY. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (A) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (B) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, or the terms of the Plan.

              (b) PARTICIPANT RESPONSIBILITY FOR EXERCISE OF OPTION. Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant's request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.

                                   APPENDIX II

       6.3    PAYMENT OF EXERCISE PRICE.

              (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) provided that the Participant is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole and absolute discretion at the time the Option is exercised, by delivery of the Participant's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Participant shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

              (b)    LIMITATIONS ON FORMS OF CONSIDERATION.

                     (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                     (ii) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                     (iii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Participant to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's

                                   APPENDIX II
              securities, any promissory note shall comply with such applicable regulations, and the Participant shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

       6.4 TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon the death of a Participant, (iii) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require a Participant to make to protect the Company's interests and ensure that this Nonstatutory Stock Option has been transferred under the circumstances approved by the Company), by gift to a Participant's spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship with a Participant due to adoption, any person sharing a Participant's household (other than a tenant or employee), a foundation in which these persons or the Participant control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., a Participant and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of a Participant and/or any or all of the foregoing persons is also a permissible transferee, or (iv) such other transferees as may be authorized by the Board in its sole and absolute discretion. During a Participant's life this Nonstatutory Stock Option is exercisable only by the Participant or a transferee satisfying the above conditions. Except in the event of a Participant's death, upon transfer of a Nonstatutory Stock Option to any or all of the foregoing persons, the Participant, as the Optionee, is liable for any and all taxes due upon exercise of those transferred Nonstatutory Stock Options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such Stock without complying with Rule 144. The right of a transferee to exercise the transferred portion of this Nonstatutory Stock Option shall terminate in accordance with the Participant's right of exercise under this Nonstatutory Stock Option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company's interests and ensure that this Nonstatutory Stock Option has been transferred under the circumstances approved by the Company. Once a portion of a Nonstatutory Stock Option is transferred, no further transfer may be made of that portion of the Nonstatutory Stock Option.

       6.5    EFFECT OF TERMINATION OF SERVICE.

              (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

                     (i) DISABILITY. If the Participant's Service terminates because of the Disability of the Participant, the Option shall continue for the period of such Disability under the terms and conditions of the Option Agreement and may be exercised by the Participant at any time during the period of Disability but in any event no later than the


                                   APPENDIX II
              date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                     (ii) DEATH. If the Participant's Service terminates because of the death or because of the Disability of the Participant and such termination is subsequently followed by the death of the Participant, (A) the exercisability and vesting of the Option and, in the case of an immediately exercisable Option, any Shares acquired upon exercise thereof shall be accelerated effective upon the Participant's death, and (B) the Option, to the extent unexercised and exercisable on the date of the Participant's death, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months after the date of the Participant's death, but in any event no later than the Option Expiration Date.

                     (iii) NORMAL RETIREMENT AGE. If the Participant's Service terminates at or after Normal Retirement Age of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

                     (iv) TERMINATION AFTER LAYOFF. If the Participant's Service ceases as a result of "Layoff" (as defined below), then, subject to the Participant's execution of a general release of claims satisfactory to the Company, (A) the exercisability and vesting of the Option and, in the case of an immediately exercisable Option, any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Participant's Service terminated by ten percent (10%) of the shares which would otherwise be unvested on such date, and (B) the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date. Notwithstanding the foregoing, if the Company's auditors determine that the provisions or operation of the preceding sentence would cause the Company to incur a compensation expense and provided further that in the absence of the preceding sentence no such compensation expense would be incurred, then the preceding sentence shall be without force or effect, and the vesting and exercisability of each outstanding Option and any shares acquired upon the exercise thereof shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

                     (v) TERMINATION UPON TRANSFER TO NON-CONTROL AFFILIATE. If at the request of the Company, Participant transfers Service to a Non-Control Affiliate and the Participant's Service ceases as a result, then, subject to the Participant's execution of a general release of claims form reasonably satisfactory to the Company, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

                                   APPENDIX II

                     (vi) TERMINATION AFTER CHANGE IN CONTROL. If the Participant's Service ceases as a result of Termination After Change in Control (as defined below), then (A) the exercisability and vesting of the Option and, in the case of an immediately exercisable Option, any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Participant's Service terminated, and (B) the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of six (6) months after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

                     (vii) OTHER TERMINATION OF SERVICE. If the Participant's Service with the Participating Company Group terminates prior to Normal Retirement Age for any reason except Disability, death, Layoff, Transfer to a Non-Control Affiliate, or Termination after Change in Control, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminates, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant's Service terminates, but in any event no later than the Option Expiration Date.

              (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

              (c) EXTENSION IF PARTICIPANT SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth
       (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

              (d)    CERTAIN DEFINITIONS.

                     (i) "CAUSE" shall mean any of the following: (1) the Participant's theft, dishonesty, or falsification of any Participating Company documents or records; (2) the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information; (3) any action by the Participant which has a detrimental effect on a Participating Company's reputation or business; (4) the Participant's failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; (6) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant's ability to perform his or her duties with a Participating Company; or (7) violation of a material Company policy.

                                   APPENDIX II

                     (ii) "GOOD REASON" shall mean any one or more of the following:

                            (1) without the Participant's express written consent, the assignment to the Participant of any duties, or any limitation of the Participant's responsibilities, substantially inconsistent with the Participant's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Change in Control;

                            (2) without the Participant's express written consent, the relocation of the principal place of the Participant's employment or service to a location that is more than fifty (50) miles from the Participant's principal place of employment or service immediately prior to the date of the Change in Control, or the imposition of travel requirements substantially more demanding of the Participant than such travel requirements existing immediately prior to the date of the Change in Control;

                            (3) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (A) the Participant's base salary in effect immediately prior to the date of the Change in Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Participant's), or (B) the Participant's bonus compensation, if any, in effect immediately prior to the date of the Change in Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Participant);

                            (4) any failure by the Participating Company Group to (A) continue to provide the Participant with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee or service provider group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Participant was participating immediately prior to the date of the Change in Control, or their equivalent, or (B) provide the Participant with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment or service provider position or a comparable position with the Participating Company Group then held by the Participant;

                            (5) any breach by the Participating Company Group of any material agreement between the Participant and a Participating Company concerning Participant's employment; or

                            (6) any failure by the Company to obtain the assumption of any material agreement between Participant and the Company concerning Participant's employment by a successor or assign of the Company.

                     (iii) "LAYOFF" shall mean the involuntary termination of the Participant's Service for reasons other than Cause, constructive termination, death, or Disability.

                                   APPENDIX II

                     (iv) "TERMINATION AFTER CHANGE IN CONTROL" shall mean either of the following events occurring within twenty-four (24) months after a Change in Control:

                            (1) termination by the Participating Company Group of the Participant's Service with the Participating Company Group for any reason other than for Cause; or

                            (2) the Participant's resignation for Good Reason from all capacities in which the Participant is then rendering Service to the Participating Company Group within a reasonable period of time following the event constituting Good Reason.


              Notwithstanding any provision herein to the contrary, Termination After Change in Control shall not include any termination of the Participant's Service with the Participating Company Group which
              (1) is for Cause; (2) is a result of the Participant's death or Disability; (3) is a result of the Participant's voluntary termination of Service other than for Good Reason; or (4) occurs prior to the effectiveness of a Change in Control.

7.     STANDARD FORMS OF AGREEMENTS.

       7.1 OPTION AGREEMENT. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

       7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of agreement are not inconsistent with the terms of the Plan.

8.     CHANGE IN CONTROL.

       In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by Participants whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be

                                   APPENDIX II
subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 2.1(u)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

9.     TAX WITHHOLDING.

       9.1 TAX WITHHOLDING IN GENERAL. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Option or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

       9.2 WITHHOLDING IN SHARES. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Option, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

10.    COMPLIANCE WITH SECURITIES LAW.

       The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (A) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (B) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

                                   APPENDIX II

11.    TERMINATION OR AMENDMENT OF PLAN.

       The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's stockholders, there shall be (A) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (B) no change in the class of persons eligible to receive Incentive Stock Options, and
(C) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

12.    MISCELLANEOUS PROVISIONS.

       12.1 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole and absolute discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

       12.2 PROVISION OF INFORMATION. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

       12.3 SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under applicable laws.

                                   APPENDIX II

                                  IMATRON INC.
                      Proxy Solicited by Board of Directors
                 For Annual Meeting of Shareholders May 11, 2001

     Douglas P. Boyd and S. Lewis Meyer, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of IMATRON INC. to be held at Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California, at 10:00 a.m. local time on Friday, May 11, 2001, and at any postponements or adjournments of that meeting as set forth below, and in their discretion upon any other business that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSALS ONE THROUGH
FIVE:

   1. To elect directors to hold office until the 2002 annual meeting of shareholders or until their successors are elected.

      [_]  FOR all nominees listed below     [_]  WITHHOLD AUTHORITY
                 (except as marked below)             to vote for all nominees
                                                      listed below


      Douglas P. Boyd    William J. McDaniel    Richard K. Myler      Terry Ross
      John L. Couch      S. Lewis Meyer         Allen M. Chozen       Aldo Test

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE:

   2. To approve the increase in the number of shares authorized to be issued pursuant to the 1994 Employee Stock Purchase Plan from 2,300,000 common shares to 2,800,000 common shares.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

3. To approve the increase in the number of shares authorized to be issued pursuant to the Stock Bonus Incentive Plan from 2,200,000 common shares to 3,200,000 common shares.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN



(cont. on reverse side)

   4. To approve the 2001 Stock Option Plan.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

   5. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

      [_]  FOR          [_]  AGAINST          [_]  ABSTAIN

The undersigned hereby acknowledges receipt of (a) Notice of Annual Meeting of Shareholders to be held May 11, 2001, (b) the accompanying Proxy Statement, and
(c) the annual report of the Company for the year ended December31, 2000. If no specification is made, this proxy will be voted FOR proposals one through five.

                                          Date: __________________________, 2001

                                          ______________________________________

                                          ______________________________________
                                          Please  sign   exactly  as   signature
                                          appears on this proxy card. Executors,
                                          administrators,   traders,  guardians,
                                          attorneys-in-fact,  etc.  should  give
                                          their  full  titles.  If  signer  is a
                                          corporation,    please    give    full
                                          corporate   name   and   have  a  duly
                                          authorized   officer   sign,   stating
                                          title.  If a partnership,  please sign
                                          in  partnership   name  by  authorized
                                          person.  If stock is registered in two
                                          names, both should sign.